UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 3, 2012

Ralcorp Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-12619	43-1766315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

800 Market Street

St. Louis, Missouri 63101

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code (314) 877-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K relates to the completion of the previously announced distribution (the “Distribution”), effective as of February 3, 2012 (the “Distribution Date”), at 11:59 p.m. (the “Effective Time”) to holders of record of common stock of Ralcorp Holdings, Inc., a Missouri corporation (the “Company”), at 5:00 p.m., Eastern time, on January 30, 2012, of one share of common stock of Post Holdings, Inc. (“Post”) for every two shares of common stock of the Company.

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on February 2, 2012, the Company entered into a Separation and Distribution Agreement (the “Separation Agreement”) with Post and Post Foods, LLC, a Delaware limited liability company (“Post Foods, LLC”), pursuant to which the Company was legally and structurally separated from the Company.

On February 3, 2012, pursuant to the terms of the Separation Agreement,

•

(i) Post borrowed $175 million pursuant to certain term loan facilities, $125 million of which was transferred to the Company in the transactions described below; (ii) the Company contributed all of the equity interest in Post Foods, LLC to Post in exchange for shares of Post’s common stock, $65,362,944 of the proceeds from the term loan facilities and $775 million aggregate principal amount of Post’s 7.375% senior notes due 2022; and (iii) Post used $59,637,056 of the remaining proceeds from the term loan facilities to acquire the portion of the Post cereals business operating in Canada from Post Foods Canada Corp., an indirect wholly owned subsidiary of the Company, through an asset purchase transaction (the foregoing steps are collectively referred to herein as the “Internal Reorganization”);

•

all net intercompany debt and all intercompany receivables, payables, loans and other accounts between Post and its subsidiaries, on the one hand, and the Company and its subsidiaries, on the other hand, in existence immediately prior to the effective time have been satisfied and/or settled;

•	all intercompany agreements and all other arrangements and course of dealings in effect immediately prior to the distribution have been terminated or cancelled, subject to certain exceptions; and

•

the Company and Post agreed to use their respective commercially reasonable efforts to obtain any consents, approvals and amendments that are required or appropriate in connection with the transactions.

Consummation of the separation was subject to customary closing conditions that were satisfied prior to the separation, including, among other things, that (i) the Securities and Exchange Commission declare effective Post’s registration statement on Form 10 relating to the registration of Post’s common stock under the Securities Exchange Act of 1934, (ii) Post’s common stock be authorized for listing on the New York Stock Exchange, (iii) the receipt of an IRS letter ruling and opinion of tax counsel, and (iv) the completion of related financing transactions.

On February 3, 2012, the Company caused its distribution agent to distribute 27,624,015 shares of the issued and outstanding shares of Post’s common stock to the Company’s shareholders who held the Company’s shares as of close of business on the January 30, 2012 record date. The Company retained 6,775,985 shares of Post common stock.

Certain Other Separation-Related Agreements

On February 3, 2012, pursuant to the Separation Agreement, the Company, Post and certain of their respective subsidiaries entered into certain ancillary agreements, including (i) a Transition Services Agreement under which the Company or certain of its subsidiaries will provide Post with certain services for a limited time to help ensure an orderly transition following the distribution; (ii) an Employee Matters Agreement that sets forth agreements between the Company and Post as to certain employment, compensation and benefits matters; (iii) a Tax Allocation Agreement that governs rights and obligations after the Distribution with respect to matters regarding U.S. federal, state, local and foreign income taxes and other taxes, including tax liabilities and benefits, attributes, returns and contests; and (iv) a Shareholder’s and Registration Rights Agreement that sets forth the obligations of Post to effect the registration under applicable securities laws of the 6,775,985 shares of Post common stock retained by the Company.

More complete descriptions of the Separation Agreement, the Transition Services Agreement, the Employee Matters Agreement, the Tax Allocation Agreement and the Shareholder’s and Registration Rights Agreement (the “Agreements”) are contained in the section entitled “Arrangements Between Ralcorp and Post” in Post’s Information Statement, which section is filed as exhibit 99.1 hereto and incorporated by reference herein. Such descriptions are only summaries, do not purport to be complete, and are qualified in their entirety by reference to the full text of the Agreements, which are filed as Exhibits 2.1, 2.2, 2.3, 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

The information in Items 2.04 and 5.02 is incorporated by reference herein.

Item 1.02.	Termination of Material Definitive Agreement.

The information in Item 2.04 is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information included in Item 1.01 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Items 1.01 and 2.04 is incorporated herein by reference.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously reported in a Current Report on Form 8-K filed on January 31, 2012, the Company entered into an Exchange Agreement (the “Exchange Agreement”) on January 27, 2012 with Barclays Bank PLC, J.P. Morgan Securities LLC, Wells Fargo Bank, N.A., Credit Suisse Securities (USA) LLC, SunTrust Bank and PNC Bank, National Association (collectively, the “Investment Banks”). The Investment Banks or their affiliates are parties to a credit agreement regarding a $775 million term loan (the “Term Loan”) that was previously reported by the Company in a Current Report on Form 8-K filed on January 24, 2012.

On February 3, 2012, Post issued senior notes (the “Notes”) in an aggregate principal amount of $775,000,000 to the Company pursuant to a contribution agreement in connection with the Internal Reorganization. The Notes were issued pursuant to an Indenture dated as of February 3, 2012 among the Company, Post Foods, LLC, as guarantor, and Wells Fargo Bank, National Association, as trustee.

On February 3, 2012 and pursuant to the Exchange Agreement, the Company delivered the Notes to the Investment Banks in full satisfaction of the Term Loan, resulting in the discharge of the Term Loan in full.

Certain of the Investment Banks and their affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Company and its affiliates for which they have received customary fees and compensation for these transactions and may in the future receive customary fees and compensation. Certain of the Investment Banks or their affiliates are agents and lenders under the Term Loan.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors

As previously reported, William P. Stiritz, David R. Banks, and David P. Skarie retired from the Company’s Board of Directors upon the completion of the separation on February 3, 2012, and became directors of Post, with Mr. Stiritz also becoming chief executive officer of Post.

Adjustment of Ralcorp Equity Awards

At the time of the Distribution, the outstanding options to purchase Ralcorp stock, Ralcorp stock appreciation rights, or Ralcorp cash-settled restricted stock units (collectively “Non-Full Value Awards”) held by individuals who were Post employees at the time of the Distribution (not including certain individuals who served as Ralcorp directors immediately prior to the Distribution) were converted to equity awards that relate solely to Post common stock in a manner designed to reflect the intrinsic value of such awards at the time of the Distribution (“Converted Equity Awards”). Each Non-Full Value Award held by individuals not employed by Post at the time of the Distribution and certain other individuals (including certain individuals who served as Ralcorp directors immediately prior to the Distribution) were not converted into equity awards that relate to Post common stock, but instead remained awards that relate to Ralcorp common stock. Such Non-Full Value Awards that were not converted into awards that relate to Post common stock shall be adjusted in a manner designed to reflect the intrinsic value of such awards at the time of the distribution (“Retained Equity Awards”).

The number of shares of Post common stock issuable upon the exercise or settlement, as applicable, of Converted Equity Awards will generally be the number of shares of Ralcorp common stock that would have been provided upon the exercise or settlement of the corresponding Ralcorp award multiplied by a fraction, the numerator of which is the closing price, on the “regular-way” market, of Ralcorp common stock on the last trading day prior to the distribution date, and the denominator of which is the volume weighted average price of Post common stock during the 15 calendar day period following the distribution date. The exercise price, if any, for such converted award is the exercise price of the corresponding Ralcorp award divided by the same fraction. The number of shares of Ralcorp common stock issuable upon the exercise or settlement, as applicable, of Retained Equity Awards will generally be determined using the same fractions used for the Converted Equity Awards, but using the volume weighted average price of Ralcorp common stock during the 15 calendar day period following the distribution date rather than using the volume weighted average price of Post common stock over the same period.

Each Ralcorp restricted stock award or Ralcorp stock-settled restricted stock unit (“Full Value Awards”) held by current Post or Ralcorp officers and directors after the Distribution will receive the same number of shares of Post for the shares of Ralcorp underlying the restricted stock or stock-settled restricted stock units as a shareholder would receive in the distribution, subject to the same terms, conditions, and restrictions as the underlying restricted stock or restricted stock unit award.

Immediately prior to the Distribution, certain current Ralcorp officers held Non-Full Value Awards. Those Non-Full Value Awards are Retained Equity Awards and will be adjusted as described above.

Below is a description of the Non-Full Value Awards held by certain current Ralcorp officers prior to the Distribution. Weighted average exercise prices are in parentheses.

Name	Non-Full Value Awards Prior to Distribution
K.J. Hunt, Co-CEO and President	51,405 Non-Qualified Stock Options ($31.42); and 407,500 Stock Appreciation Rights ($54.55)

D.P. Skarie, Co-CEO and President*	82,248 Non-Qualified Stock Options ($28.40); and 407,500 Stock Appreciation Rights ($54.55)

T.G. Granneman, Corporate Vice President and Chief Financial Officer*	10,000 Non-Qualified Stock Options ($31.42); 127,500 Stock Appreciation Rights ($54.95); and 12,500 Restricted Units

W.N. George, Corporate Vice President; and President, American Italian Pasta Company	12,500 Restricted Units; and 25,000 Stock Appreciation Rights ($57.45)

C.G. Huber, Jr., Corporate Vice President; and President, Ralcorp Frozen Bakery Products, Inc.	25,188 Non-Qualified Stock Options ($29.94); and 127,500 Stock Appreciation Rights ($54.95)

R.D. Wilkinson, Corporate Vice President; and President, Ralcorp Cereal Products	23,646 Non-Qualified Stock Options ($31.42); and 135,500 Stock Appreciation Rights ($54.58)

*	D.P. Skarie and T.G. Granneman have retired.

Certain current Ralcorp officers held the following Full Value Awards Prior to Distribution. Below is a description of the Full Value Awards held by certain current Ralcorp officers prior to the Distribution, and the number of shares of Ralcorp currently distributable upon settlement of such awards.

Name	Full Value Awards Prior to Distribution (Number of Shares)	Value of Ralcorp Shares Distributable Following Distribution*	Value of Post Shares Distributable Following Distribution*

K.J. Hunt, Co-CEO and President	100,000	$7,577,000	$1,347,500

D.P. Skarie, Co-CEO and President**	81,150	$6,148,736	$1,093,496

T.G. Granneman, Corporate Vice President and Chief Financial Officer**	11,611	$879,765	$156,458

W.N. George, Corporate Vice President; and President, American Italian Pasta Company	—	—	—

C.G. Huber, Jr., Corporate Vice President; and President, Ralcorp Frozen Bakery Products, Inc.	32,500	$2,462,525	$602,969

R.D. Wilkinson, Corporate Vice President; and President, Ralcorp Cereal Products	40,000	$3,030,800	$539,000

*	Based on closing price as of February 3, 2012
**	D.P. Skarie and T.G. Granneman have retired.

Adjustment of Ralcorp Deferred Compensation Plan Accounts

Prior to the Distribution, the Ralcorp Holdings, Inc. Deferred Compensation Plan for Key Employees, the Ralcorp Holdings, Inc. Executive Savings Investment Plan, and the Ralcorp Holdings, Inc. Deferred Compensation Plan for Non-Employee Directors (collectively, the “Deferred Compensation Plans”) provided that a portion of a participant’s notional account balance under such plans were denominated in Ralcorp common stock. At the time of the Distribution, a participant’s notional account balance under the Deferred Compensation Plans was credited with notional shares of Post common stock if a portion of such participant’s account was denominated, in whole or in part, in Ralcorp common stock prior to the distribution. The number of shares of Post common stock so credited to a participant’s account was equal to the number of shares of Post common stock that would have been distributed to such participant had such participant actually held shares of Ralcorp common stock equal to the portion of the participant’s Deferred Compensation Plan account denominated in Ralcorp common stock. At some point following the Distribution, the portion of a participant’s Deferred Compensation Plan account denominated in Post common stock shall be exchanged or defaulted into a new notional investment vehicle.

Immediately prior to the Distribution, a portion of the Deferred Compensation Plan notional accounts of certain current Ralcorp officers were denominated in Ralcorp common stock. Below is a description of the amounts in such accounts denominated in Ralcorp common stock prior to the Distribution, and a description of the amounts denominated in Ralcorp and Post common stock after the Distribution.

Name	Ralcorp Share Equivalents Prior to Distribution	Value of Ralcorp Share Equivalents Following Distribution*	Value of Post Share Equivalents Following Distribution*

K.J. Hunt, Co-CEO and President	5,551	$420,599	$74,800

D.P. Skarie, Co-CEO and President**	1,311	$99,334	$17,679

T.G. Granneman, Corporate Vice President and Chief Financial Officer**	500	$37,885	$6,738

W.N. George, Corporate Vice President; and President, American Italian Pasta Company	—	—	—

C.G. Huber, Jr., Corporate Vice President; and President, Ralcorp Frozen Bakery Products, Inc.	4,744	$359,453	$63,925

R.D. Wilkinson, Corporate Vice President; and President, Ralcorp Cereal Products	1,653	$125,248	$22,274

*	Based on closing price as of February 3, 2012
**	D.P. Skarie and T.G. Granneman have retired.

At the time of the Distribution, Post became liable with respect to distributions of Mr. Stiritz’s and Mr. Banks’ accounts under the Deferred Compensation Plans. Such liability will be satisfied under Post deferred compensation plans that correspond to the Deferred Compensation plans (“Post Deferred Compensation Plans”). Approximately $6,679,692 of Mr. Stiritz’s and Mr. Banks’ notional accounts under the Post Deferred Compensation Plans (valued as of February 1, 2012) is denominated in Post common stock and Ralcorp common stock.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statements of operations of the Company for the three months ended December 31, 2011 and 2010 and for the fiscal years ended September 30, 2011, 2010 and 2009 and unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2011 are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

(d)	Exhibits.

The Exhibits to this Current Report on Form 8-K are listed in the Exhibit Index to this report, which Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ralcorp Holdings, Inc.
(Registrant)

Date: February 9, 2012	By:	/s/ S. Monette
Scott Monette
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Separation and Distribution Agreement dated as of February 2, 2012 by and among Ralcorp Holdings, Inc., Post Holdings, Inc. and Post Foods, LLC (incorporated by reference to Exhibit 2.1 to Ralcorp Holdings, Inc.’s Current Report on Form 8-K filed February 8, 2012 (Film No. 12580821)).

2.2*	Transition Services Agreement dated as of February 3, 2012 by and between Ralcorp Holdings, Inc. and Post Holdings, Inc. (incorporated by reference to Exhibit 2.2 to Post Holdings, Inc.’s Current Report on Form 8-K filed February 8, 2012 (File No. 001-35305)).

2.3*	Employee Matters Agreement dated as of February 3, 2012 by and between Ralcorp Holdings, Inc. and Post Holdings, Inc. (incorporated by reference to Exhibit 2.3 to Post Holdings, Inc.’s Current Report on Form 8-K filed February 8, 2012 (File No. 001-35305)).

2.4	Contribution Agreement dated as of February 3, 2012 by and between Ralcorp Holdings, Inc. and Post Holdings, Inc. (incorporated by reference to Exhibit 2.4 to Post Holdings, Inc.’s Current Report on Form 8-K filed February 8, 2012 (File No. 001-35305)).

10.1	Tax Allocation Agreement dated as of February 3, 2012 by and between Ralcorp Holdings, Inc. and Post Holdings, Inc. (incorporated by reference to Exhibit 10.1 to Post Holdings, Inc.’s Current Report on Form 8-K filed February 8, 2012 (File No. 001-35305).

10.2	Shareholder’s and Registration Rights Agreement dated as of February 3, 2012 by and between Ralcorp Holdings, Inc. and Post Holdings, Inc. (incorporated by reference to Exhibit 10.2 to Post Holdings, Inc.’s Current Report on Form 8-K filed February 8, 2012 (File No. 001-35305)).

99.1	The section entitled “Arrangements Between Ralcorp and Post” contained on pages 46 -52 of the Information Statement of Post Holdings, Inc., dated January 27, 2012 (incorporated by reference to Exhibit 99.1 to Post Holdings, Inc.’s Current Report on Form 8-K filed January 30, 2012 (File No. 001-35305, Film No. 12553472)).

99.2	Unaudited pro forma condensed consolidated statements of operations of Ralcorp Holdings, Inc. for the three months ended December 31, 2011 and 2010 and for the fiscal years ended September 30, 2011, 2010 and 2009 and unaudited pro forma condensed combined balance sheet of Ralcorp Holdings, Inc. as of December 31, 2011.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.